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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-10434                13-1726769
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)

          PLEASANTVILLE, NEW YORK                           10570-7000
(Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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                                                        Page 1 of 6 pages.



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ITEM 5.  OTHER EVENTS.

         Filed herewith is the company's news release, issued on February 24, 2003, relating to organizational changes (Exhibit 99.1).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

                  NUMBER                         DESCRIPTION
                  ------                         -----------

                    99.1 The company's news release, issued on February 24, 2003, relating to organizational changes.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE READER'S DIGEST ASSOCIATION, INC.
                                                     (Registrant)


DATE:  February 24, 2003
                                        /s/         MICHAEL A. BRIZEL
                                        ----------------------------------------
                                                    MICHAEL A. BRIZEL
                                                Senior Vice President and
                                                      General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.                               DESCRIPTION
-----------                               -----------

    99.1 The company's news release, issued on February 24, 2003, relating to organizational changes.